UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 11, 2021

ION Geophysical Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	1-12691 (Commission file number)	22-2286646 (I.R.S. Employer Identification No.)

2105 CityWest Blvd., Suite 100 Houston, Texas (Address of principal executive offices)	77042-2855 (Zip Code)

Registrant’s telephone number, including area code: (281) 933-3339

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	IO	New York Stock Exchange (NYSE)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.      Entry into a Material Definitive Agreement.

Amended and Restated Restructuring Support Agreement

On February 11, 2021, ION Geophysical Corporation (“ION” or the “Company”) entered into an Amended and Restated Restructuring Support Agreement (the “Amended and Restated Restructuring Support Agreement”), dated as of the date hereof, by and between the Company and approximately 90% of the holders (the “Supporting Noteholders”) of the Company’s outstanding 9.125% Senior Secured Priority Notes due 2021 (the “Existing Second Lien Notes”) in connection with the restructuring transactions (the “Restructuring Transactions”) as previously described in the Company’s Current Report on Form 8-K filed on December 23, 2020.

The Amended and Restated Restructuring Support Agreement supersedes in its entirety the original Restructuring Support Agreement (the “Restructuring Support Agreement”), dated as of December 23, 2020, by and between the Company and the parties signatory thereto. The Amended and Restated Restructuring Support Agreement was entered into to, among other things, (i) update the list of Supporting Noteholders party thereto to reflect increasing Supporting Noteholder support for the Restructuring Transactions and (ii) update the description of notes included therein to reflect the finalized pricing of the Restructuring Transactions, including the establishment of the price at which new shares of common stock would be issued at $2.57 per share (the “Deal Price”) and the establishment of the conversion price of the 8.00% Senior Secured Second Priority Notes due 2025 (the “New Notes”) at $3.00 per share. The foregoing description of the Amended and Restated Restructuring Support Agreement is not complete and is qualified in its entirety by reference to the full text of the Amended and Restated Restructuring Support Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

The Company has also entered into a letter agreement with Mr. James M. Lapeyre, Jr., (the "Lapeyre Letter Agreement") pursuant to which Mr. Lapeyre has agreed to tender his Existing Second Lien Notes in the exchange offer as part of the Restructuring Transactions.  A copy of the letter agreement is attached hereto as Exhibit 10.2 and is incorporated herein by reference.  As a result, approximately 92% of the holders of our Existing Second Lien Notes have agreed to tender their notes in the exchange offer.

PNC Restructuring Support Agreement

On February 11, 2021, the Company entered into a Restructuring Support Agreement with PNC Bank, National Association (“PNC” and such agreement, the “PNC Restructuring Support Agreement”), in its capacity as agent and as lender under the Company’s Revolving Credit and Security Agreement (the “Credit Agreement”). The PNC Restructuring Support Agreement will, among other things, permit the Company to consummate and implement the Restructuring Transactions, subject to certain conditions, by providing for certain amendments to the Credit Agreement at the closing of the Restructuring Transactions, including among other things, allowing for the issuance of the new convertible notes and certain cash payments to our noteholders in connection with the exchange offer and the rights offering. The foregoing description of the PNC Restructuring Support Agreement is not complete and is qualified in its entirety by reference to the full text of the PNC Restructuring Support Agreement, a copy of which is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

ION will disclose final details regarding the Restructuring Transactions in future press releases and in its amended registration statement and other filings with the Securities and Exchange Commission (the “SEC”).

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant.

            The description of the Restructuring Transactions, the Amended and Restated Restructuring Support Agreement, the Lapeyre Letter Agreement and PNC Restructuring Support Agreement described in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 7.01     Regulation FD Disclosure

On February 11, 2021, the Company issued a press release containing information regarding the Amended and Restated Restructuring Support Agreement, the Lapeyre Letter Agreement and the PNC Restructuring Support Agreement. A copy of the press release is furnished as Exhibit 99.1 hereto.

The information contained in Item 7.01 and the exhibits of this report (i) is not to be considered “filed” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and (ii) shall not be incorporated by reference into any previous or future filings made by or to be made by the Company with the SEC under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

The information herein contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements may include information and other statements that are not of historical fact. Actual results may vary materially from those described in these forward-looking statements. All forward-looking statements reflect numerous assumptions and involve a number of risks and uncertainties. These risks and uncertainties include the risks associated with our ability to complete the Restructuring Transactions and other related matters in a timely manner, if at all; the timing and development of ION Geophysical Corporation's products and services; pricing pressure; decreased demand; changes in oil prices; political, execution, regulatory, and currency risks; the COVID-19 pandemic; and agreements made or adhered to by members of OPEC and other oil producing countries to maintain production levels. For additional information regarding these various risks and uncertainties, see our Form 10-K for the year ended December 31, 2019, filed on February 6, 2020, and our Forms S-1 and Forms S-4, filed on January 29, 2021. Additional risk factors, which could affect actual results, are disclosed by the Company in its filings with the SEC, including its Form 10-K, Form 10-Qs and Form 8-Ks filed during the year. The Company expressly disclaims any obligation to revise or update any forward-looking statements.

No offer to buy or exchange any securities that may be offered as part of the Rights Offering or the Exchange Offer can or will be accepted until a registration statement related thereto has become effective.

Item 9.01     Financial Statements and Exhibits

Exhibit Number	Description

10.1	Amended and Restated Restructuring Support Agreement, dated February 11, 2021, by and between ION Geophysical Corporation, the Subsidiary Guarantors, and the Supporting Noteholders.
10.2	Letter Agreement, dated February 11, 2021, by and between ION Geophysical Corporation and Mr. James M. Lapeyre, Jr.
10.3	Restructuring Support Agreement, dated February 11, 2021, by and between ION Geophysical Corporation and PNC Bank, National Association.
99.1	Press Release, dated February 11, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 11, 2021	ION GEOPHYSICAL CORPORATION
By: /s/ MATTHEW POWERS Matthew Powers Executive Vice President, General Counsel and Corporate Secretary